Exhibit 10.9

Subscription Agreement

As of July 20, 2007

To the Board of Directors of

Capitol Acquisition Corp.:

Gentlemen:

The undersigned hereby subscribes for and agrees to purchase              Warrants (“Sponsors’ Warrants”) at $1.00 per Sponsor Warrant, each to purchase one share of common stock, par value $0.0001 per share, of Capitol Acquisition Corp. (the “Corporation”) at $7.50 per share for an aggregate purchase price of $             (“Purchase Price”). The purchase and issuance of the Sponsors’ Warrants shall occur simultaneously with the consummation of the Corporation’s initial public offering of securities (“IPO”) which is being underwritten by Citigroup Global Markets Inc. (“Citigroup”). The Sponsors’ Warrants will be sold to the undersigned on a private placement basis and not part of the IPO.

At least 24 hours prior to the effective date of the registration statement filed in connection with the IPO (“Registration Statement”), the undersigned shall deliver the Purchase Price to Graubard Miller (“GM”) to hold in a non-interest bearing account until the Corporation consummates the IPO. Simultaneously with the consummation of the IPO, GM shall deposit the Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Corporation for the benefit of the Corporation’s public stockholders as described in the Corporation’s Registration Statement, pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Corporation and Continental Stock Transfer & Trust Company. In the event that the IPO is not consummated within 14 days of the date the Purchase Price is delivered to GM, GM shall return the Purchase Price to the undersigned, without interest or deduction.

The undersigned represents and warrants that he has been advised that the Sponsors’ Warrants (including the underlying shares of common stock) have not been registered under the Securities Act; that he is acquiring the Sponsors’ Warrants for his account for investment purposes only; that he has no present intention of selling or otherwise disposing of the Sponsors’ Warrants in violation of the securities laws of the United States; that he is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and that he is familiar with the proposed business, management, financial condition and affairs of the Corporation.

Moreover, the undersigned hereby acknowledges and agrees that he will not (i) offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate thereof), directly or indirectly, including the participation in the filing of a registration statement with the Securities and Exchange Commission in respect of, (ii) establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, with respect to or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of, or any securities convertible into or exercisable or exchangeable for, or other rights to purchase, whether any such transaction is to be settled by delivery of Common Stock, Sponsors’ Warrants or such other securities, in cash or otherwise, any Sponsors’ Warrants, or publicly announce an intention to effect any such transaction, until after the Corporation has consummated a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more operating businesses or assets (“Business Combination”) meeting the requirements set forth in the Registration Statement; provided, however, that notwithstanding anything to the contrary in this Agreement, the undersigned may, at any time, transfer Sponsors’ Warrants (x) to its members upon a liquidation or to relatives and trusts for estate planning purposes, (y) by virtue of the laws of descent and distribution upon death, or (z) pursuant to a qualified domestic relations order, providing the transferee agrees to be bound by the transfer restrictions and acknowledges that the certificates for such Sponsors’ Warrants shall contain a legend indicating such restriction on transferability.

The Company hereby acknowledges and agrees that the Sponsors’ Warrants will be exercisable on a cashless basis and, in the event the Company calls the Warrants for redemption pursuant to that certain Warrant Agreement to be entered into by the Company and Continental Stock Transfer & Trust Company in connection with the Company’s IPO, shall not be redeemable by the Company so long as such Sponsors’ Warrants are held by the undersigned or his permitted transferees.

The terms of this agreement and the restriction on transfers with respect to the Sponsors’ Warrants may not be amended without the prior written consent of Citigroup.

Very truly yours,

Agreed to:

Capitol Acquisition Corp.

By:
Name:
Title:

Graubard Miller

By:
Name:	David Alan Miller
Title:	Managing Partner

Citigroup Global Markets Inc.

By:
Name:
Title:

2